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                                                                    Exhibit 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 23, 2000 relating to the financial statements, which appears in Alpharma Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/S/ PricewaterhouseCoopers LLP


Florham Park, New Jersey
June 16, 2000